Exhibit 99.1

AVIV REIT, INC. ANNOUNCES

YEAR END 2011 EARNINGS RESULTS

CHICAGO – March 13, 2012 – Aviv REIT, Inc. (“Aviv” or the “Company”) released its earnings for the year ended December 31, 2011.

Recent Highlights

•	Total Revenues were $104.7 million;

•	Adjusted EBITDA was $91.6 million;

•	Adjusted FFO was $47.0 million;

•	Net Income for the year was $11.3 million;

•	Completed $217.9 million of investments for the year;

•	Completed $26.4 million of investments during the first quarter of 2012 through March 12.

Craig M. Bernfield, Chairman, Chief Executive Officer and President, said, “We are pleased with our fourth quarter financial performance, which was consistent with our expectations and reflects our ongoing growth and the strength of our management. We are pleased with the $217.9 million of investments we made in 2011, consistent with our strategy of working with high quality operators, diversification and reinvesting in our properties. We continue to identify attractive investment opportunities and have already completed $26.4 million in 2012 and have another $88.7 million under agreement. We have also enhanced our liquidity with our new $188 million revolver led by GE as well as our ongoing support from Lindsay Goldberg. As a result, we believe we are in a strong position to continue our growth. Our portfolio is performing well and our operators are adapting to the reimbursement environment. We look forward to having another successful year in 2012.”

Conference Call

A conference call to discuss the 2011 fourth quarter earnings will take place on March 13, 2012 at 4:30 p.m. central time / 5:30 p.m. eastern time. The dial-in number for the conference call is 800-762-8779 (480-629-9645 for international access) and a replay of the call will be available through April 13, 2012 at 800-406-7325, access code 4522398.

About Aviv

Aviv is one of the largest owners of skilled nursing and other healthcare properties in the United States. As of December 31, 2011, the Company’s portfolio consisted of 225 properties which are triple-net leased to 35 operators in 26 states.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Note Regarding Non-GAAP Financial Measures

This release includes financial measures, including Adjusted EBITDA and Adjusted FFO, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). These measures are non-GAAP measures that may be calculated differently from measures used by other companies and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. See “Supplemental Information and Reconciliation of Financial Measures” below for the definitions of, and additional information regarding, these measures and reconciliations of these measures to the GAAP measures we consider most comparable.

For more information, please contact:

Steven J. Insoft, Chief Operating Officer & Chief Financial Officer at 312-855-0930

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31
	2011	2010
Assets
Cash and cash equivalents	$40,862,023	$13,029,474
Deferred rent receivable	29,926,203	30,660,773
Tenant receivables, net	6,007,800	1,168,842
Rental properties and financing leases, at cost:
Land	102,925,122	76,466,020
Buildings and improvements	750,130,484	568,959,630
Furniture, fixtures and equipment	55,411,980	46,846,643
Assets under direct financing leases	10,916,181	10,777,184

	919,383,767	703,049,477
Less accumulated depreciation	(96,796,028)	(75,948,944)

Net rental properties	822,587,739	627,100,533

Deferred finance costs, net	13,142,330	9,957,636
Loan receivables, net	33,031,117	36,610,638
Other assets	5,864,045	12,872,323

Total assets	$951,421,257	$731,400,219

Liabilities and equity
Accounts payable and accrued expenses	$18,124,167	$6,012,809
Tenant security and escrow deposits	15,739,917	13,658,384
Other liabilities	34,824,629	25,996,492
Deferred contribution	35,000,000	—
Mortgage and other notes payable	600,473,578	440,575,916

Total liabilities	704,162,291	486,243,601

Equity:
Stockholders’ equity
Common stock (par value $0.01; 262,237 and 227,002 shares outstanding, respectively)	2,622	2,270
Additional paid-in-capital	264,960,352	223,838,999
Accumulated deficit	(21,382,823)	(2,261,839)
Accumulated other comprehensive (loss) income	(1,867,759)	2,188,155

Stockholders’ equity	241,712,392	223,767,585
Noncontrolling interests	5,546,574	21,389,033

Total equity	247,258,966	245,156,618

Total liabilities and equity	$951,421,257	$731,400,219

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31
	2011	2010	2009
Revenues
Rental income	$92,326,121	$85,240,144	$82,775,078
Tenant recoveries	7,174,851	6,441,786	6,055,703
Interest on loans to lessees - capital expenditures	1,267,275	1,779,620	1,662,107
Interest on loans to lessees - working capital and capital lease	3,978,754	3,446,226	1,830,791

Total revenues	104,747,001	96,907,776	92,323,679

Expenses
Rent and other operating expenses	890,812	574,646	612,185
General and administrative	17,589,024	11,475,122	7,741,087
Offering costs	—	—	6,863,948
Real estate taxes	7,281,628	6,475,230	6,231,776
Depreciation	20,847,084	17,853,799	17,527,656
Loss on impairment	6,091,721	96,000	—

Total expenses	52,700,269	36,474,797	38,976,652

Operating income	52,046,732	60,432,979	53,347,027

Other income and expenses:
Interest and other income	843,794	133,286	466,177
Interest expense	(36,010,044)	(22,722,785)	(26,570,071)
Change in fair value of derivatives	—	2,931,309	6,987,825
Amortization of deferred financing costs	(2,664,934)	(1,008,059)	(550,327)
Earnout accretion	(266,902)	—	—
Gain on sale of assets, net	1,170,991	511,552	—
Loss on extinguishment of debt	(3,806,513)	(2,295,562)	—

Total other income and expenses	(40,733,608)	(22,450,259)	(19,666,396)

Net income	11,313,124	37,982,720	33,680,631
Distributions and accretion on Class E Preferred Units	—	(17,371,893)	(14,569,875)
Net income allocable to common units of Partnership/noncontrolling interests	(5,107,353)	(16,779,731)	(19,110,756)

Net income allocable to stockholders	$6,205,771	$3,831,096	$—

Net income	$11,313,124	$37,982,720
Unrealized (loss) gain on derivative instruments	(7,391,774)	4,094,432

Total comprehensive income	$3,921,350	$42,077,152

Net income allocable to stockholders	$6,205,771	$3,831,096
Unrealized (loss) gain on derivative instruments, net of noncontrolling interest portion of $3,335,860 and $1,906,277, respectively	(4,055,914)	2,188,155

Total comprehensive income allocable to stockholders	$2,149,857	$6,019,251

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31
	2011	2010	2009
Operating activities
Net income	$11,313,124	$37,982,720	$33,680,631
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	20,847,084	17,853,799	17,527,656
Amortization of deferred financing costs	2,664,934	1,008,059	550,327
Accretion of bond premium	(197,873)	—	—
Change in fair value of derivatives	—	(2,931,309)	(6,987,825)
Deferred rental loss (income), net	466,595	(3,056,430)	(6,388,600)
Rental income from intangible amortization, net	(1,365,836)	(3,681,109)	(2,097,655)
Non-cash stock (unit)-based compensation	1,971,905	1,631,998	406,000
Gain on sale of assets, net	(1,170,991)	(511,552)	—
Non-cash loss on extinguishment of debt	3,806,513	1,437,233	—
Loss on impairment of assets	6,091,721	96,000	—
Reserve for uncollectible loan receivables	1,426,149	750,000	—
Accretion of earn-out provision for previously acquired rental properties	266,902	—	—
Changes in assets and liabilities:
Due from related parties	—	15,816	10,000
Tenant receivables	(6,103,511)	(317,123)	(365,523)
Other assets	2,596,091	177,666	3,022,578
Accounts payable and accrued expenses	6,146,173	3,357,961	145,652
Tenant security deposits and other liabilities	3,329,333	866,527	1,141,304
Due to related parties	—	—	(602,253)

Net cash provided by operating activities	52,088,313	54,680,256	40,042,292

Investing activities
Purchase of rental properties	(181,214,201)	(54,884,043)	(16,375,694)
Proceeds from sales of rental properties	1,510,000	4,085,825	—
Payment of earn-out provision for previously acquired rental properties	—	(9,600,731)	—
Capital improvements and other developments	(30,769,934)	(7,883,130)	(13,507,673)
Loan receivables received from (funded to) others, net	3,417,924	(6,834,568)	(8,609,528)

Net cash used in investing activities	(207,056,211)	(75,116,647)	(38,492,895)

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31
	2011	2010	2009
Financing activities
Borrowings of debt	$404,928,032	$442,789,570	$35,651,073
Repayment of debt	(244,832,497)	(482,522,690)	(19,091,756)
Payment of financing costs	(9,607,704)	(10,567,931)	(102,803)
Payment for swap termination	—	(3,380,160)	—
Capital contributions	40,419,757	235,342,892	—
Deferred contribution	35,000,000	—	—
Cost of raising capital	—	(11,475,771)	—
Redemption of Class E Preferred Units and warrants	—	(92,001,451)	—
Redemption of Class F Units	—	(23,602,649)	—
Proceeds from issuance of warrants	—	—	8,399,117
Net proceeds from issuance of Class E Preferred Units	—	—	17,898,975
Cash distributions to partners	(19,484,658)	(36,658,452)	(38,122,989)
Cash dividends to stockholders	(23,622,483)	—	—

Net cash provided by financing activities	182,800,447	17,923,358	4,631,617

Net increase (decrease) in cash and cash equivalents	27,832,549	(2,513,033)	6,181,014
Cash and cash equivalents:
Beginning of year	13,029,474	15,542,507	9,361,493

End of year	$40,862,023	$13,029,474	$15,542,507

Supplemental cash flow information
Cash paid for interest	$29,025,490	$20,983,000	$27,771,260

Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$8,383,836	$6,092,935	$—
Accrued distributions payable to partners	$4,646,091	$5,246,840	$3,650,000
Write-off of deferred rent receivable	$7,093,438	$3,367,164	$—
Write-off of in-place lease intangibles, net	$35,536	$1,392,034	$—
Write-off of deferred finance costs, net	$3,806,513	$1,235,969	$—
Write-off of debt discount	$—	$202,307	$—

Supplemental Information and Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

•	EBITDA represents net income before interest expense (net), taxes, depreciation and amortization of deferred financing costs.

•

Adjusted EBITDA represents EBITDA before stock-based compensation, amortization of intangible income, offering costs, indemnity expense, acquisition transaction costs, loss on impairment of assets, loss on extinguishment of debt, deferred rent write-offs, change in fair value of derivatives and gain on sale of assets (net).

•

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains and losses from sales of property (net), and impairments depreciated real estate plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation, loss on impairment of depreciated real estate assets and gain/loss on sale of assets.

•

Adjusted FFO represents FFO before deferred rental income, stock-based compensation, amortization of intangible income, amortization of deferred financing costs, offering costs, indemnity expense, loss on impairment of assets, loss on extinguishment of debt and change in fair value of derivatives.

Our management uses FFO, Adjusted FFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO and Adjusted FFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO and Adjusted FFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Adjusted FFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

In addition to these non-GAAP financial measures, we present certain statistics in this release regarding our portfolio of properties. These statistics include EBITDAR coverage, EBITDARM coverage, Portfolio Occupancy and Quality Mix, which are derived as follows:

•

EBITDAR coverage represents EBITDAR, which we define as earnings before interest, taxes, depreciation, amortization and rent expense, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

EBITDARM coverage represents EBITDARM, which we define as earnings before interest, taxes, depreciation, amortization, rent expense and management fees charged by the operator, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

Portfolio Occupancy represents the average daily number of beds at our properties that are occupied during the applicable period divided by the total number of beds at our properties that are available for use during the applicable period.

•	Quality Mix represents total revenues from all payor sources, excluding Medicaid revenues, at our properties divided by the total revenue at our properties for the applicable period.

We derive these statistics from reports that we receive from our operators pursuant to our triple-net leases. As a result, our portfolio statistics typically lag our own financial statements by approximately one quarter. In order to determine EBITDAR and EBITDARM coverage for the period presented, EBITDAR and EBITDARM coverage is stated only with respect to properties owned by us and operated by the same operator for the entire period. Accordingly, EBITDAR and EBITDARM coverage for the twelve months ended September 30, 2011 included 157 of the 225 properties in our portfolio as of September 30, 2011.

Aviv REIT, Inc.

($’s)

	3 Months Ended		12 Months Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Cash Rental & Loan Interest Income
Total Revenues (1)	29,384,631	24,182,411	104,747,001	96,907,776
Adjusted For:
Deferred Rental Loss (Income) (1)	(1,119,902)	(456,015)	466,595	(3,056,430)
Rental Income from Intangible Amortization	(321,405)	(362,196)	(1,365,836)	(3,681,109)
Real Estate Tax Escrows	(1,848,892)	(1,590,265)	(7,174,851)	(6,441,786)

Cash Rental & Loan Interest Income	26,094,432	21,773,935	96,672,909	83,728,451
(1) Includes $7.1 million non-cash charges to Deferred Rents Receivable in 2011 relating to the transition of 9 facilities to a new operator and the restructuring of certain leases.

EBITDA
Net (Loss) Income (2)	2,280,579	6,020,400	11,313,124	37,982,720
Adjusted For:
Interest Expense, net	9,783,265	6,599,061	35,166,250	22,589,499
Depreciation	5,543,347	4,605,399	20,847,084	17,853,799
Amortization of Deferred Financing Fees	668,090	535,145	2,664,934	1,008,059

EBITDA	18,275,281	17,760,005	69,991,392	79,434,077

(2)    2011 net income was reduced by a $2.4 million charge ($1.5 million non-cash) for indemnity payment obligations relating to certain liabilities incurred by former operators of certain facilities, $2.8 million of transaction costs associated with new acquisitions in 2011, a $6.1 million loss on impairment associated with the write down in book value of two facilities intended for sale, and a $7.1 million charge to deferred rent receivable in Footnote (1) above. 2011 net income was also reduced by $3.8 million non-cash loss on debt extinguishment relating to write-off of deferred financing fees associated with the repayment of approximately $194.5 million of our mortgage term loan and acquisition line with proceeds from our $300 million issuance of unsecured notes in 2011.

Adjusted EBITDA
EBITDA	18,275,281	17,760,005	69,991,392	79,434,077
Adjusted for:
Non-cash stock (unit)-based compensation	373,191	1,286,897	1,971,905	1,631,998
Indemnity expense (3)	84,976	(30)	2,407,342	1,003,353
Acquisition transaction costs	1,839,342	570,877	2,823,807	617,522
Loss on Impairment of long lived assets (3)	5,232,805	—	6,091,721	96,000
Loss on Debt Extinguishment (3)	—	10,535	3,806,513	2,295,562
Gain on Sale of Assets	(1,170,991)	70,181	(1,170,991)	(511,552)
Less:
Rental Income from Intangible Amortization	(321,405)	(362,196)	(1,365,836)	(3,681,109)
Write-off of deferred rents	308,307		7,093,438	3,367,164
Change in Fair Value of Derivatives	—	—	—	(2,931,309)

Adjusted EBITDA	24,621,505	19,336,269	91,649,291	81,321,706

(3)	See Footnote (2) above.

FFO
Net (Loss) Income	2,280,579	6,020,400	11,313,124	37,982,720
Adjusted For:
Depreciation	5,543,347	4,605,399	20,847,084	17,853,799
Loss on Impairment of depreciated real estate assets	5,232,805	—	6,091,721	96,000
Gain on Sale of Assets	(1,170,991)	70,181	(1,170,991)	(511,552)

FFO	11,885,740	10,695,980	37,080,938	55,420,967

AFFO
FFO	11,885,740	10,695,980	37,080,938	55,420,967
Adjusted For:
Deferred Rental Loss (Income)	(1,119,902)	(456,015)	466,595	(3,056,430)
Rental Income from Intangible Amortization	(321,405)	(362,196)	(1,365,836)	(3,681,109)
Amortization of Deferred Financing Fees	668,090	535,145	2,664,934	1,008,059
Loss on Debt Extinguishment	—	10,535	3,806,513	2,295,562
Indemnity Payments	84,976	(30)	2,407,342	1,003,353
Non-cash stock (unit)-based compensation	373,191	1,286,897	1,971,905	1,631,998
Change in Fair Value of Derivatives	—	—	—	(2,931,309)

AFFO	11,570,690	11,710,316	47,032,391	51,691,091

	At 12/31/2011		At 12/31/2010
Balance Sheet Metrics
Cash & Cash Equivalents	40,862,023		13,029,474

Debt		% Total		% Total
Secured - GE Mortgage Term Loan	284,159,963	47.5%	431,471,341	91.4%
Secured - Other	13,761,488	2.3%	9,104,575	8.6%
Unsecured Notes (4)	300,000,000	50.2%	—	0.0%

Total Debt	597,921,451	100.0%	440,575,916	100.0%

Total Assets - Book Value	951,374,506		731,400,219
Total Undepreciated Book Value of Property	919,383,767		703,049,477
Total Unencumbered Assets	526,368,045		NA
Unencumbered Assets / Unsecured Debt	175.5%		NA

(4)	Unsecured Notes are presented exclusive of the debt premium of $2,552,127.

	At 12/31/2011	At 12/31/2010
General & administrative expense
Core general & administrative expense	8,873,665	7,472,249
Indemnity payments	2,407,342	1,003,353
Acquisition transaction costs	2,823,807	617,522
Bad debt expense/loan impairment	1,512,305	750,000
Non-cash stock based compensation	1,971,905	1,631,998

Total general & administrative expense	17,589,024	11,475,122

Portfolio Information

Rent Concentration by Operator		No.	% Total
	Operator	Properties	Rents (1)
	Saber Health Group	25	15.8%
	Evergreen Healthcare	17	10.9%
	Daybreak Partners, LLC	32	10.0%
	Sun Mar Healthcare	13	8.2%
	Benchmark	14	6.3%
	All Others (30 Operators)	124	48.8%

	Total	225	100.0%

Rent Concentration by State		No.	% Total
	State	Properties	Rents (1)
	California	32	16.9%
	Texas	43	13.4%
	Ohio	16	8.7%
	Arkansas	14	7.6%
	Pennsylvania	10	7.6%
	All Others (21 States)	110	45.8%

	Total	225	100.0%

Rent Coverage (1)
(for 12 months ended September 30, 2011)
EBITDAR	1.5	x
EBITDARM	2.0	x

(1)	Based on properties operated by the same operator for the entire 12 month period.

Occupancy (1)
(for 12 months ended September 30, 2011)
Occupancy	73.9%

(1)	Based on beds available for use.

Quality Mix (1)
(for 12 months ended September 30, 2011)
Quality Mix	45.8%

(1)	Based on total revenues from all payor sources excluding Medicaid revenues.